February 20, 2020

BNY MELLON FAMILY OF FUNDS
Funds Other Than Municipal Bond Funds

Supplement to Current Prospectus of Funds Offering Class A and/or Class C Shares

The following information supplements and supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled
"Shareholder Guide—Choosing a Share Class—Additional Information About CDSCs":

The CDSC waiver on Class A and C shares redeemed due to a shareholder who purchased shares of the fund directly from the fund or through a financial intermediary receiving a required minimum distribution from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½ described in the fund's prospectus is replaced with the following:

•       Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

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